SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:




                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for Tuesday, February 24, 2004 at 2:00 p.m. Pacific Time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING, OR LATER CHANGING YOUR VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

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



                            FRANKLIN UNIVERSAL TRUST
                   NOTICE OF 2004 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California, 94403, on Tuesday, February 24, 2004 at 2:00 p.m. Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following proposal:

   o The election of a Board of Trustees of the Fund.

The Board of Trustees has fixed December 12, 2003 as the record date for the determination of shareholders entitled to vote at the Meeting.

                                     By Order of the Board of Trustees,


                                     Murray L. Simpson
                                     Secretary

San Mateo, California
Dated: January 16, 2004

PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

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



                            FRANKLIN UNIVERSAL TRUST
                                 PROXY STATEMENT

 o  INFORMATION ABOUT VOTING

    WHO IS ELIGIBLE TO VOTE?

    Shareholders of record at the close of business on December 12, 2003 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 16, 2004.

    ON WHAT ISSUES AM I BEING ASKED TO VOTE?

    You are being asked to vote on one proposal:

     o The election of nine nominees to the position of Trustee. How do the Fund's Trustees recommend that I vote? The Trustees unanimously recommend that you vote FOR the election of the nine nominees to the position of Trustee.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the election of the nominees for Trustee.

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

 o THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Harris J. Ashton, Robert
   F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin, Chairman, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees."

   The Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees andthe full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this Proxy Statement.

   WHO ARE THE NOMINEES?

   Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. All of the nominees are currently members of the Board; however, Mrs. Holiday is standing for election by shareholders of the Fund for the first time. Incumbent Independent Trustees recomended Mrs. Holiday for consideration by the Committee as a Nominee for Trustee. In addition, all of the current nominees are also directors and/or trustees of other U.S. registered mutual funds of Franklin Templeton Investments (collectively "Franklin Templeton funds").

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 18.05% and 15.42%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, the Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund, are brothers.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee, is his or her name, age and address, as well as position and length of service with the Fund, a brief description of recent professional experience, ownership of shares of the Fund and shares of all Franklin Templeton funds, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT TRUSTEE

                                                  NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX   OTHER
NAME, AGE AND ADDRESS                LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
DIRECTORSHIPS HELD        POSITION   TIME SERVED  BOARD MEMBER*  HELD
-------------------------------------------------------------------------------
Harris J. Ashton (71)     Trustee    Since 1988   142          Director, Bar-S
One Franklin Parkway                                           Foods (meat
San Mateo, CA 94403-1906                                       packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
Robert F. Carlson (75)    Trustee    Since 2000   52            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------
S. Joseph Fortunato (71)  Trustee    Since 1989   143           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
Edith E. Holiday (51)     Trustee    Since 2004   83            Director,
One Franklin Parkway                                            Amerada Hess
San Mateo, CA 94403-1906                                        Corporation
                                                                (exploration and
                                                                refining of oil
                                                                and gas);
                                                                Hercules
                                                                Incorporated
                                                                (chemicals,
                                                                fibers and
                                                                resins); Beverly
                                                                Enterprises,Inc.
                                                                (health care);
                                                                H.J. Heinz
                                                                Company
                                                                (processed foods
                                                                and allied
                                                                products); RTI
                                                                International
                                                                Metals, Inc.
                                                                (manufacture and
                                                                distribution of
                                                                titanium); and
                                                                Canadian
                                                                National Railway
                                                                (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
Frank W.T. LaHaye (74)    Trustee   Since 1988    115         Director, The
One Franklin Parkway                                          California Center
San Mateo, CA 94403-1906                                      for Land Recycling
                                                              (redevelopment) .

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
Gordon S. Macklin (75)    Trustee   Since 1993    142         Director, White
One Franklin Parkway                                          Mountains
San Mateo, CA 94403-1906                                      Insurance Group,
                                                              Ltd. (holding
                                                              company); Martek
                                                              Biosciences
                                                              Corporation;
                                                              MedImmune, Inc.
                                                              (biotechnology);
                                                              Overstock.com
                                                              (Internet
                                                              services); and
                                                              Spacehab, Inc.
                                                              (aerospace
                                                              services); and
                                                              formerly,Director,
                                                              MCI Communication
                                                              Corporation
                                                              (subsequently
                                                              known as MCI
                                                              WorldCom,Inc. and
                                                              WorldCom, Inc.)
                                                              (communications
                                                              services)
                                                              (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEE
                                                  NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX   OTHER
NAME, AGE AND ADDRESS                LENGTH OF    OVERSEEN BY    DIRECTORSHIPS
DIRECTORSHIPS HELD        POSITION   TIME SERVED  BOARD MEMBER*  HELD
-------------------------------------------------------------------------------
**Edward B. Jamieson (55) Trustee,    Trustee and      8         None
One Franklin Parkway      President   President
San Mateo, CA 94403-1906  and Chief   since 1993
                          Executive   and Chief
                          Officer -   Executive
                          Investment  Officer-
                          Management  Investment
                                      Management
                                      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
**Charles B. Johnson (70) Trustee and  Trustee             142      None
One Franklin Parkway      Chairman of  since 1988
San Mateo, CA 94403-1906  the Board    and
                                       Chairman
                                       of the
                                       Board
                                       since 1993

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
**Rupert H. Johnson, Jr. (63)  Trustee and  Trustee and    125      None
One Franklin Parkway           Senior Vice  Senior Vice
San Mateo, CA 94403-1906       President    President
                                            since 1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services,
LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
   *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
   **Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Edward B. Jamieson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers, and are the father and uncle, respectively, of Gregory E. Johnson, Vice President at the fund.

   Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.
   The following tables provide the dollar range of equity securities beneficially owned by the Board members on September 30, 2003.


   INDEPENDENT BOARD MEMBERS

                                                    AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN
                                                    ALL FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN TEMPLETON
   NAME OF BOARD MEMBER   SECURITIES IN THE FUND    FUND COMPLEX
-------------------------------------------------------------------------------
   Frank H. Abbott, III*        None                      Over $100,000
   Harris J. Ashton         $1 - $10,000                  Over $100,000
   Robert F. Carlson            None                      Over $100,000
   S. Joseph Fortunato      $1 - $10,000                  Over $100,000
   Frank W.T. LaHaye            None                      Over $100,000
   Edith E. Holiday*            None                      Over $100,000
   Gordon S. Macklin            None                      Over $100,000

   *Mr. Abbott retired from the Board effective January 13, 2004. Mrs. Holiday was appointed to the Board in January 2004.

   INTERESTED BOARD MEMBERS
                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                         All Funds Overseen by
                                                         the Board Member in
                             Dollar Range of Equity the  Franklin Templeton
   Name of Board Member      Securities in the Fund      Fund Complex
-------------------------------------------------------------------------------
   Edward B. Jamieson                  None              Over $100,000
   Charles B. Johnson           $10,001 - $50,000        Over $100,000
   Rupert H. Johnson, Jr.       $10,001 - $50,000        Over $100,000

   How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid an aggregate per diem compensation of $2,000, a portion of which is allocated to the Fund, for attending a meeting of the Audit Committee on a day when a Board meeting is not held.

   During the fiscal year ended August 31, 2003, there were 11 meetings of the Board and five meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. All of the committee members attended the meetings of the Audit Committee.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the Annual Shareholders' Meeting. None of the Trustees attended the Fund's last annual meeting held on February 24, 2003.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                           Number of Boards
                                       Total Fees          within Franklin
                        Aggregate      Received from       Templeton Investments
                        Compensation   Franklin Templeton  on Which Each
   Name of Trustee      from the Fund* Funds**             Trustee Serves***
-------------------------------------------------------------------------------
   Frank H. Abbott, III****    $3,141    $179,599          29
   Harris J. Ashton             3,285     369,700          46
   Robert F. Carlson            4,058     110,110          15
   S. Joseph Fortunato          3,070     369,700          47
   Edith E. Holiday****             0     297,707          29
   Frank W.T. LaHaye            3,021     174,322          29
   Gordon S. Macklin            3,155     369,700          46

   *For the fiscal year ended August 31, 2003.
   **For the calendar year ended December 31, 2003.
   ***We base the number of boards on the number of registered Franklin Templeton funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton funds currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series. ****Mr. Abbott retired from the Board effective January 13, 2004. Mrs. Holiday was appointed to the Board in January 2004.

   The table above indicates the total fees paid to Trustees by the Fund individually and all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

                                               NUMBER OF
                                               PORTFOLIOS IN
                                               FUND COMPLEX
                                    LENGTH OF   OVERSEEN BY   OTHER
 NAME, AGE AND ADDRESS   POSITION  TIME SERVED BOARD MEMBER*  DIRECTORSHIPS HELD
-------------------------------------------------------------------------------
**Edward B. Jamieson (55) Trustee,   Trustee and     8        None
One Franklin Parkway      President  President
San Mateo, CA 94403-1906  and Chief  since 1993
                          Executive  and Chief
                          Officer-   Executive
                          Investment Officer -
                          Management Investment
                                     Management
                                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
See Proposal, "Election of Trustees"
-------------------------------------------------------------------------------
**Charles B. Johnson (70) Trustee    Trustee        142       None
One Franklin Parkway      and        and
San Mateo, CA 94403-1906  Chairman   Chairman
                          of the     of the
                          Board      Board
                          since      since 1993
                          1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
See Proposal, "Election of Trustees"
-------------------------------------------------------------------------------
**Rupert H. Johnson, Jr.(63) Trustee   Trustee      125       None
One Franklin Parkway        and Senior  and
San Mateo, CA 94403-1906    Vice       Senior
                            President  Vice
                                       President
                                       since
                                       1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
See Proposal, "Election of Trustees"
-------------------------------------------------------------------------------
Harmon E. Burns (58)   Vice President  Since 1988  Not         None
One Franklin Parkway                               Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Martin L. Flanagan (43) Vice President  Since 1995  Not         None
One Franklin Parkway                                Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
   Jimmy D. Gambill (56)  Senior Vice  Since 2002 Not            None
   500 East Broward Blvd. President               Applicable
   Suite 2100             and Chief
   Fort Lauderdale,       Executive
   FL 33394-3091          Officer -
                          Finance and
                          Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
David P. Goss (56)      Vice President  Since 2000  Not          None
One Franklin Parkway                                Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
Barbara J. Green (56)  Vice President   Since 2000   Not          None
One Franklin Parkway                                 Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources,
Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
Kimberley H. Monasterio (39) Treasurer and    Treasurer  Not      None
One Franklin Parkway         Chief Financial  and Chief  Applicable
San Mateo, CA 94403-1906     Officer          Financial
                                              Officer
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Murray L. Simpson (66)  Vice President  Since 2000  Not           None
One Franklin Parkway    and Secretary               Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.;
officer and/or director, as the case be, of some of the subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

 o INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, California 94403. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is a wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of December 12, 2003, the Fund had 27,924,293.784 shares outstanding and total net assets of $174,713,989.05. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of December 12, 2003, Cede & CO Depository Trust Company at 55 Water St. 25th Floor, New York, NY 10041 holds 5% of the total shares outstanding.

   In addition, to the knowledge of the Fund's management, as of December 12, 2003, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices. The correspondence will then be given directly to the Board for its review and consideration.

 o AUDIT COMMITTEE
   The Board has a standing Audit Committee currently consisting of Messrs. LaHaye (Chairman), Carlson and Fortunato, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and safekeeping arrangements of the Fund's custodian.

   SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $29,175 for the fiscal year ended August 31, 2003 and $29,500 for the fiscal year ended August 31, 2002.

   AUDIT RELATED FEES. No fees were paid to PwC for assurance and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above for the fiscal years ended August 31, 2003 and August 31, 2002.

   In addition, the Audit Committee pre-approves PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees for such services were $3,531 for the fiscal years ended August 31, 2003 and August 31, 2002.

   TAX FEES. No fees were paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2003, and no such fees were paid for the fiscal year ended August 31, 2002.

   In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal years ended August 31, 2003 and August 31, 2002.

   ALL OTHER FEES. There were no fees billed for any other products or services provided by PwC for the fiscal year ended August 31, 2003 or the fiscal year ended August 31, 2002.

   In addition, the Audit Committee pre-approves PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended August 31, 2003 and August 31, 2002.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. PwC did not render any non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended March 31, 2003 or for the fiscal year ended March 31, 2002.

   AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing principles; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 for filing with the SEC.

                                 THE AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 Frank H. Abbott, III
                                 Robert F. Carlson

 o FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires that the nine nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next Annual Shareholders' Meeting will be held in February 2005. Shareholder proposals to be presented at the next Annual Shareholders' Meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, CA 94403, no later than November 1, 2004, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2005 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by December 1, 2004. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2004 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to any adjournment or postponement of the meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the view of management.

                                 By order of the Board of Trustees,


                                 Murray L. Simpson
                                 SECRETARY
Dated: January 16, 2004
San Mateo, California

                                    EXHIBIT A

                          NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. BOARD NOMINATIONS AND FUNCTIONS.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make . recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

   1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

   2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

   3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV. OTHER POWERS AND RESPONSIBILITIES.

   1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

This page intentionally left blank.

                                                                  FUTPROXY 02/04




                                 PROXY

                       FRANKLIN UNIVERSAL TRUST

           ANNUAL SHAREHOLDERS' MEETING - FEBRUARY 24, 2004


   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Company") that the undersigned is entitled to vote at the Franklin Universal Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m. Pacific Time on February 24, 2004, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FRANKLIN UNIVERSAL TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL VOTE FOR THE PROPOSAL . IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
  SIDE                                                                  SIDE

[X] Please mark
    votes as in
    this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

1. Proposal: Election of Trustees.

NOMINEES:(01) Harris J. Ashton,(02) Robert F. Carlson, (03) S. Joseph Fortunato,
         (04) Edith E. Holiday,(05) Edward B. Jamieson,(06) Charles B. Johnson,
         (07) Rupert H. Johnson, Jr.,(08) Frank W.T. LaHaye,(09)Gordon S.Macklin


            FOR                                              WITHHOLD
            ALL     [  ]                              [  ]   FROM ALL
          NOMINEES                                           NOMINEES




[  ]
--------------------------------------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above).


                               MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]










Signature: _____________  Date:_________Signature:______________  Date:_________